                                                                   EXHIBIT 99.1

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Richard B. Fisher, hereby consent to be named as a person about to become a director of Morgan Stanley, Dean Witter, Discover & Co. in the Registration Statement on Form S-4 of Dean Witter, Discover & Co. dated April 11, 1997.


Dated: April 11, 1997                             /s/ Richard B. Fisher
                                          _____________________________________
                                                    Richard B. Fisher

                                                                   EXHIBIT 99.1
                                                                    (CONTINUED)

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, John J. Mack, hereby consent to be named as a person about to become a director of Morgan Stanley, Dean Witter, Discover & Co. in the Registration Statement on Form S-4 of Dean Witter, Discover & Co. dated April 11, 1997.

Dated: April 11, 1997                               /s/ John J. Mack
                                          _____________________________________
                                                      John J. Mack

                                                                   EXHIBIT 99.1
                                                                    (CONTINUED)

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Robert P. Bauman, hereby consent to be named as a person about to become a director of Morgan Stanley, Dean Witter, Discover & Co. in the Registration Statement on Form S-4 of Dean Witter, Discover & Co. dated April 11, 1997.

Dated: April 11, 1997                             /s/ Robert P. Bauman
                                          _____________________________________
                                                    Robert P. Bauman

                                                                    EXHIBIT 99.1
                                                                    (CONTINUED)

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Daniel B. Burke, hereby consent to be named as a person about to become a director of Morgan Stanley, Dean Witter, Discover & Co. in the Registration Statement on Form S-4 of Dean Witter, Discover & Co. dated April 11, 1997.

Dated: April 9, 1997                               /s/ Daniel B. Burke
                                          _____________________________________
                                                     Daniel B. Burke

                                                                   EXHIBIT 99.1
                                                                    (CONTINUED)

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Allen E. Murray, hereby consent to be named as a person about to become a director of Morgan Stanley, Dean Witter, Discover & Co. in the Registration Statement on Form S-4 of Dean Witter, Discover & Co. dated April 11, 1997.

Dated: April 11, 1997                              /s/ Allen E. Murray
                                          _____________________________________
                                                     Allen E. Murray

                                                                    EXHIBIT 99.1
                                                                    (CONTINUED)

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Paul J. Rizzo, hereby consent to be named as a person about to become a director of Morgan Stanley, Dean Witter, Discover & Co. in the Registration Statement on Form S-4 of Dean Witter, Discover & Co. dated April 11, 1997.

Dated: April 11, 1997                               /s/ Paul J. Rizzo
                                          _____________________________________
                                                      Paul J. Rizzo

                                                                   EXHIBIT 99.1
                                                                    (CONTINUED)

             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Dr. Laura D'Andrea Tyson, hereby consent to be named as a person about to become a director of Morgan Stanley, Dean Witter, Discover & Co. in the Registration Statement on Form S-4 of Dean Witter, Discover & Co. dated April 11, 1997.

Dated: April 11, 1997                           /s/ Laura D'Andrea Tyson
                                          _____________________________________
                                                Dr. Laura D'Andrea Tyson